UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2019

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Celebration Pointe Avenue, Suite 410 Gainesville, FL 32608
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 428-9605

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SHSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01.
Other Events

On June 12, 2019, SharpSpring, Inc. (the “Company”) announced the commencement of a secondary underwritten public offering (the “Secondary Offering”) by certain of its existing stockholders, including SHSP Holdings, LLC, Evercel Holdings LLC, and certain related selling stockholders (collectively, the “Selling Stockholders”), pursuant to which the Selling Stockholders intend to offer and sell shares of Company common stock, par value $0.001 per share (the “Common Stock”), currently held by the Selling Stockholders.

On June 13, 2019, the shares of Common Stock to be sold by the Selling Stockholders in the Secondary Offering were priced. Accordingly, the Selling Stockholders have agreed to sell in the Secondary Offering, in aggregate, 2,054,948 shares of Common Stock currently held by them at a price to the public of $13.00 per share. The Selling Stockholders will receive all of the net proceeds from the Secondary Offering. The Company will not issue or sell any shares in the Secondary Offering, nor receive any proceeds from the Secondary Offering. The Secondary Offering is subject to customary closing conditions and is expected to close on June 17, 2019.

Canaccord Genuity LLC and Roth Capital Partners are acting as joint book-running managers of the offering.

The Secondary Offering is being made pursuant to a shelf registration statement (File No. 333-231758) declared effective by the Securities and Exchange Commission on June 3, 2019. A preliminary prospectus supplement and accompanying base prospectus relating to the Secondary Offering were filed with the Securities and Exchange Commission. A final prospectus supplement and accompanying base prospectus relating to the Secondary Offering will be filed with the Securities and Exchange Commission. When available, copies of the prospectus supplement and accompanying base prospectus relating to the Secondary Offering may be obtained from the Securities and Exchange Commission at http://www.sec.gov, or from Canaccord Genuity LLC, 99 High Street, Suite 1200, Boston, Massachusetts 02110, Attn: Syndicate Department, by telephone at (617) 371-3900, or by email at prospectus@canaccordgenuity.com or from Roth Capital Partners, LLC, 888 San Clemente, Suite 400, Newport Beach, CA 92660, or (800) 678-9147.

This Current Report on Form 8-K does not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

Safe Harbor Statement
This Current Report on Form 8-K contains forward-looking information. Readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties which are disclosed in SharpSpring’s SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 2018, and in the prospectus supplement related to the proposed public offering. These risks and uncertainties could cause actual results to differ materially from those currently anticipated or projected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2019	SHARPSPRING, INC.

	By:	/s/ Bradley M. Stanczak
Bradley M. Stanczak, Chief Financial Officer